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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-14405, No. 33-14411, and No. 333-1109) of our
report dated April 2, 1998, appearing on page 26 of West Coast Entertainment Corporation's Annual Report on Form 10-K for the year ended January 31, 1998.




PRICE WATERHOUSE LLP


Boston, Massachusetts
May 1, 1998